NobleCon20 Noble Capital Markets 20th Annual Emerging Growth Equity Conference December 3rd & 4th 2024

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” Forward Looking Statement & Disclosures 2

NN At A Glance

- **Best-In-Class** maker of high-precision, complex metal products
  - Achieved $113 million in new business wins from Q1'23 – Q3'24; goal is $65 million wins per year for next 5 years.
    - Transforming revenue and margin profile
  - Targeted end-markets are passenger vehicles, electrical distribution and control, electrical grid, and orthopedics
  - Targeted product applications for auto are steering, braking, fuel efficiency, emissions reduction, electrical shielding, vehicle control

Two Primary Product Segments:

  - Power Solutions products are primarily precision stamped parts, plated parts, and subassemblies.
  - Mobile Solutions products are primarily machined parts and assemblies.

- **Global Manufacturing Platform:** 25 facilities in 6 countries, 49% ownership in China JV machining plant with sales > $100 million
- **Strategic Partner** to diversified and global customer base with long standing business relationships and long-running business streams

Revenue
$470 Million

Adjusted EBITDA
$46 million

Adjusted EBITDA %
10%

Customers
>1,100

Global Employees
~3,100; Additional ~700 in China JV

Revenue Breakdown



39%
Power Solutions
61%
Mobile Solutions

**Revenue, EBITDA and Adjusted EBITDA above are trailing Twelve Months as of 9/30/24*

BEYOND RELIABLE.
3

Globally Competitive Operational Footprint

Close-to-customer engineering centers coupled with both localized production for local markets and global low-cost footprint

- Close proximity to customers in all major markets to meet local needs
- Low-cost country footprint aligned with strategy and facility optimization initiative
- Centers of excellence in engineering and manufacturing spanning four continents supporting regional requirements
- China Join Venture ("JV" or "China JV"), of which NN owns 49%, includes ~700 employees in one facility and generates $100M+ in profitable revenue (included as other income in NN's consolidated financials)

North America	South America	Europe	APAC
71% REVENUE [1]	9% REVENUE [1]	8% REVENUE [1]	13% REVENUE [1]
47% EMPLOYEES	23% EMPLOYEES	10% EMPLOYEES	20% EMPLOYEES
18 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
~1,341 MACHINE CENTERS	~580 MACHINE CENTERS	~321 MACHINE CENTERS	~311 MACHINE CENTERS



*NN, Inc. logos represent employee concentration.

[1] Trailing Twelve Months as of 9/30/24

BEYOND RELIABLE

4

• Expanding in China - installing over 300 new machines to make next-gen products. NN has been in China for decades with over 1,000 employees. Recently re-entered the orthopedics market • Clear trends as OEMs and T-1’s advance product solutions and increase Chinese production • China is among NN’s best plants in cost, quality, and capabilities – where NN makes its base, high-value products • Pipeline is strengthening, and with large/volume industry players 5 Macro Theme: China is Growing with High-End Products for Auto and Medical *NN, Inc. logos represent employee concentration. • Plant operations in main automotive and medical markets • Most of our NN’s customers are global enterprises, and we have a global footprint to serve them. • Pipeline of new business opportunities >$650 million, have secured over $50M of new business wins in 2024 YTD • NN is underway with a footprint upgrade – closing 2 N. American supply plants Global footprint serves strategic needs Expanding NN’s China footprint

6 Power Solutions: Stamped & Assembled Metal Products Provides: Customers with precision stamped parts, electroplated parts, assembly capabilities to help co-design and produce safe, durable, and high- quality mission-critical components across a flexible volume/mix platform End Markets: Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new) Key Product Applications: Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments Connector Shields Smart Meter Contact Assembly or “Blade” Medical Surgical Instruments Power Solutions – Stamped & Assembled Products Specializing in hard-to-make Stampings & Platings Design and build our own dies in-house In-house rapid prototyping to speed up the innovation process Good footprint between the US, Mexico and China Many well-positioned customers, strong new wins, and growth in FY’25

7 Mobile Solutions: Machined Metal Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing) Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Mobile Solutions – Machined Products Specialize in tough, quiet parts with micron tolerances Every part is customer designed Key is the best manufacturing process Lots of know- how We are part of a larger system We guarantee mating and compatibility Focused on next-gen processes and products Good footprint in US, Brazil, France, Poland, and China Many well-positioned global customers with global agendas – for both Auto and Medical

2. “Group of 7” money-losing plants being fixed, adj. EBITDA dramatic YTD 8 50% 40% 50% 40% 60% Fix Sales & Grow the Company Deleverage & Refi Debt Expand Margins Fix Unprofitable Areas New Leadership Q3’23 YTD Q3’24 YTD ($8.4) ($0.8) Q3’23 YTD % Q3’24 YTD % Mobile increased 11.4% 13.1% Power* increased 21.3% 21.5% NN* increased 14.9% 16.3% Transformation Plan Making Solid Progress 1. Cemented Top Leadership • Still strengthening Medical, Electrical Grid, Stamped products, & select plants 3. Gross Profit margins are expanding 4. Reduced leverage • Down from 3.9x from Q2’23 to 3.0x • Sold Lubbock, paid off debt, gained operational flexibility to go faster 5. Declining and rationalized legacy sales will be fully offset by >$100M of new wins – Expect year-over-year Sales Growth in FY’25 Transformation ~50% Complete After 5 Quarters ($millions) *Excludes Lubbock improvement *Revenue, EBITDA and Adjusted EBITDA above are trailing Twelve Months as of 9/30/24

Organic Growth Program Continues to Perform 9 NN Has Now Secured $113 Million of New Awards from Q1’23 to Q3’24 – Growth Program Gaining Strength ▪ Strong wins continue in China market with NN’s top, highest-quality products ▪ Continued focus on Electrical end markets, Medical end markets, Stamped products ▪ Turnaround of underperforming plants and on-time-delivery a key enabler ▪ Winning new business both above market growth rates and higher than customer rationalization ▪ On pace to achieve goal of $55 to $70 million of new business wins in 2024 ▪ Expect year-over-year Sales Growth in 2025 Machined Parts: 73% Mobile Solutions-Asia: 38% Auto: 74% Existing Customers: 75% Stamped Parts: 23% Power Solutions Produced: 27% Non-Auto: 26% New Customers: 25% Mobile Solutions NA / EU / SA Produced: 35% Assemblies: 4%

10 New Market for NN: Orthopedic Implant Parts Joint Replacement Implants – Early success in targeted Medical market product innovation Participating in the Joint Replacement market* + Significant global opportunity, expected to grow 6% in 2024 + Largest segment in orthopedics; 36% of $59B global market + Structural support for market strength due to backlogged procedures Femoral Stems - NN WUXI’s 1st implant product NN Wuxi’s machining capabilities position the business to continue winning and growing in this attractive, expanding global market Femoral STEMS Application Source: Orthoworld (*) Source: Orthoworld

Deleveraging Also a Focus Area



Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
3.0x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Strategic Refinancing Process Continues – Will Help Accelerate Transformation and Future Growth

- Leverage has meaningfully declined Y/Y – reflecting improved adjusted EBITDA, strategic divestiture of Lubbock
- Refinancing strategy centered on improving flexibility and capacity vs. existing debt structure
- Process is influenced by NN's evolving growth capital and capacity expansion needs as well as the Company's changing cost structure

Deleveraging remains part of long-term capital structure optimization, including preferred equity

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

BEYOND RELIABLE

11

12 Trends We See: China Making Low-Cost Cars for Itself and Certain Export Markets China's largest markets – China, Russia, Latin America, Middle East and parts of Europe. Largely blocked from US, Canada, India, Turkey, and Brazil. NN has been in China in over 20 years for both auto and medical markets for machined and stamped parts. Sell a great mix of products in that market. NN is benefitting from the emergence of China as an auto exporter. For instance, NN's Wuxi plant sales are growing strongly with additional business wins for 2025, 2026 and 2027.

13 What do US Tariffs Mean for NN? Good for NN US has tariffs on certain auto parts and completed passenger vehicles - now seeking to further protection for US-based production Tariffs take aim at the expansion of low-cost alternative supply from China, Mexico, & Canada • NN has ~$120 million of tariff-protected US-produced auto parts and will be further protected from these actions • NN's US auto part business plan focus is to maintain market positions, but not overly invest • Tariffs action will strengthen NN’s US automotive business • Proposed tariffs increase NN’s competitiveness, strengthen pricing power and protect margins NN’s US auto parts business does not import from China • NN is in the US for the US market NN also produces auto parts in China for the Chinese domestic market • A $80 million wholly-owned China auto-part making business, and a $120 million JV that makes auto-parts for China (1) • NN’s China production is consumed locally for the Chinese domestic auto market • The China auto market is healthy and growing • NN's China business will not be impacted by the proposed US tariffs

14 2024 Guidance & Looking Ahead to 2025 Guidance Metric Forecast Range Net Sales $465 – $485 million Adjusted EBITDA $47 – $51 million Free Cash Flow $8 – $12 million New Business Wins $55 – $70 million FY’25 First Glance – Returning to Growth ▪ Expect FY’25 Revenues to be higher on a GAAP and pro-forma basis ▪ Power Solutions being the largest Y/Y growth area, with new business awards ▪ 41 new business programs launching in ’25, as part of new business wins ▪ Launching several next-gen manufacturing processes ▪ Focused on increasing free cash flow generation ▪ Markets are opportunity rich, new business pipeline is large and high quality ▪ EBITDA improvement program remains on track with expectations F Y ’2 4 Maintaining full- year 2024 outlook; subject to end market production.

• Leveraging current footprint and capabilities to drive organic growth and more wins, supported by Ops improvements • Investing aggressively into a few areas: Medical & Electrical markets, capacity in low-cost geographies • Growing in China for Chinese market, and low-cost export markets New Approach to Winning Future Business • 1st of 3-phase transformation plan; sales wins, culling portfolio, growing profits, and cash flows • Fixing unprofitable areas; improving profits and margins via cost optimization, pricing, and better utilization • Increasing operating efficiency – heavy focus on precision automation Enterprise Transformation Underway • New top team focused on results and accountability; leading the transformation • Experienced in transforming cost structures, commercial agendas, M&A integration • Direct experience in NN’s end markets and customers New Top Leadership Team 15 • Leading manufacturer of high-precision, highly- technical machined and stamped metal products • Decades of proprietary engineering know-how • Products and expertise are applicable to diverse and desirable end market applications; automotive, medical & power Make Critical High- Spec Parts for Attractive End Markets • Strategically managing operations for consistent free cash flow while investing into high- payback areas • Implementing a set of actions to improve WACC and strategic flexibility through a comprehensive refinancing • Remain focused on long-term capital structure optimization Lower Cost of Capital / Improve Capital Structure Investment Highlights: Enterprise Transformation Underway and Showing Results Repositioning, Increasing Competitiveness, and Delivering Results Remain Focus in FY’24

Appendix 16

NN's Markets Healthy, Business On Track

Primary End Market Outlook				
End Market	**~% of NN Revenue**	**Market Indicators**	**+/-**	**NN's Outlook vs. Market**
Global Passenger Vehicle	**40%**	Global light vehicle market production is flat; global demand patterns undergoing change China market significantly outpacing US/EU in BEV, Y/Y, and share of EVs is increasing rapidly as China EV leaders are dominating other global brands US light vehicle forecast up modestly (LSD%) in FY25; Globally inventory and demand are balanced	↔	Expanding capacity in China to make highest value products; steering, braking, and fuel efficiency *The '**Connect and Protect**'* product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
General Industrial, Other	**30%**	*Statista* forecasts approximately 3% growth	↗	Demand is generally steady for the industries that we serve
Power Grid and Electricity Control	**15%**	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	↗	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	**10%**	Line haul to be down in FY'25, up significantly in FY'26 Market volatility in Class 6-8 higher than in passenger vehicles China now 1/3rd of global commercial trucks built	↔	NN's business is not expected to see much impact from market events Applications where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	**5%**	Orthopedic sales are growing modestly	↗	Focused on growing a robust pipeline of new programs and awards Expanded long-term goal to $100M net sales

BEYOND RELIABLE.
17

Thank You 18 Joe Caminiti or Stephen Poe, Investors NNBR@alpha-ir.com 312-445-2870 Investor Contacts